Driving success.

First National Investment Banking

Southwest Iowa Renewable Energy, LLC

SIRE

Annual Shareholder Meeting

April 3, 2008

Confidential & Controlled

Full-Service Investment Banking

Renewable Energy

Agenda

This presentation contains forward-looking statements. For important factors that may cause actual results to be materially different see SIRE's Form 10, on file with the SEC and posted on the SIRE website.

Driving success.

Current Capitalization

Current Capital Structure (pre-WC)

	Amount	Ownership
Member Equity	$49.7	65.6%
Bunge NA Equity	20.0	26.4%
ICM Equity	6.0	7.9%
Other Equity	3.9	100.0%
Total Equity	$79.5	
Senior Term Debt	$101.0	
Senior Revolving Debt	10.0	
Sub Debt / Mezzanine	0.0	
Total Project Debt [1]	**$111.0**	
Total Project Capital	**$190.5**	
Bunge & ICM LC (Convertible to Equity)	34.1	
Grand Total Capital	**$224.6**	

$79.5mm of total equity equivalents

$126.0mm credit facility led by AgStar

Refinancing Opportunity for Institutional Investor

Bunge NA & ICM retain original investment in SIRE with potential for reinvestment to cover dilution

Notes: 1. Sources before funding the $15mm working capital line.

Target Institutional Investors
Potential Partners for SIRE

Private Equity Funds	▪ Private capital funds with 5 to 10 year target investment period ▪ Niche focus with few players: must be experienced already with renewables ▪ Prefer investments with some fixed commodity pricing or contracted cash flow, unique competitive attributes and reduced development risk (no greenfields)
Asset Managers / Hedge Funds	▪ Flexible capital including junior debt and preferred stock ▪ Industry focus with limited "compatible" players: energy & commodity focus ▪ Prefer investments with some fixed commodity pricing or contracted cash flow, unique competitive attributes and reduced development risk (no greenfields)
Strategic Investors	▪ Other ethanol producers or diversified companies in adjacent industries ▪ Potential for synergies via cost reductions or revenue enhancement ▪ Desire control of company and some reorganization of governance and operations

SIRE Budget Overview

Construction Budget Summary

($mm)

Budgeted Uses		$mm		$/gal
Plant Design & Build	$	118.0	$	1.07
Rail Spur		11.6		0.11
Site Development		10.6		0.10
Storage & Handling		9.6		0.09
Financing Costs & Capitalized Interest		6.8		0.06
Backup NG Boilers		6.7		0.06
Water, Electrical, & Natural Gas		7.7		0.07
Land		2.1		0.02
Other		18.2		0.17
Project Costs ex. Steam	**$**	**191.4**	**$**	**1.74**
SIRE Value Driver:				
Steam System & Turbine	$	20.6	$	0.19
Project Costs w. Steam	**$**	**212.0**	**$**	**1.93**
Working Capital [1]	$	12.7	$	0.12
Grand Total Costs w. WC	**$**	**224.6**	**$**	**2.04**

Sources and Uses		
Project Equity	$	79.5
Project Debt		111.0
Bunge & ICM LC (convertible to equity)		34.1
Sources	**$**	**224.6**
Uses	**$**	**224.6**

$1.74 per gal Projects Cost ex Steam is attractive in current $2.00+ market

Notes: 1. Estimated post-grind availability of $15mm working capital line

Agenda

Feedstock Reversal
Corn Price vs. Ethanol

Commodity Prices: Ethanol vs. Corn


$5.50
$4.50
$3.50
$2.50
$1.50
paradigm shift
1/3/06
5/3/06
9/3/06
1/3/07
5/3/07
9/3/07
1/3/08
Ethanol
Corn

Source: Bloomberg – 3/11/2008

Corn pricing relative to ethanol has shifted dramatically over the past 24-months

Driving success.

We're Still Competitive…
Margin Comparison of Related Industries

	EBITDA Margin %	NIBT Margin %
Energy Production/Refining		
Petroleum Refining	6.2%	5.1%
Petroleum & Petroleum Products	8.4%	5.1%
Agribusiness		
Agriculutural Products	10.2%	5.6%
Agriculutural Services	10.9%	6.6%
Specialty Chemicals		
Specialty Chemicals	12.6%	6.2%
Ethanol Production	22.0%	15.0%

Although ethanol producer margins are compressing, they continue to outpace refiners and related commodity producers


25.0%
20.0%
15.0%
10.0%
5.0%
0.0%
6.2%
5.1%
8.4%
5.1%
10.2%
5.6%
10.9%
6.6%
12.6%
6.2%
22.0%
15.0%
Petroleum Refining
Petroleum & Petroleum Products
Agriculutural Products
Agriculutural Services
Specialty Chemicals
Ethanol Production
EBITDA Margin %
NIBT Margin %

Source: CapitalIQ, SEC and FNIB research 03/11/2008

First National Investment Banking

Renewable Energy

Agenda

Competitive Advantage #1
Superior Rail Access & Optionality


Jackson
Galva
Fort Dodge
Iowa Falls
Steamboat Rock
Gowrie
Jewell
Denison
Nevada
Coon Rapids
Blair
Wahoo
Mead
Council Bluffs
Corning
Lincoln
Shenandoah
Crete
Hamburg
Adams
Auburn
Craig

Council Bluffs is the heart of a major rail corridor connecting the East/West and North/South for the US main line rail system.

Legend

- Iowa Interstate Lines
- Burlington Northern Santa Fe
- Canadian Northern
- Union Pacific
- CBEC Railway, Inc.

Competitive Advantage #2
ICM Performance Guarantee

Ethanol
- 2.80 denatured gallons per bushel
- 39.29mm bu/year corn requirement for SIRE @110MGY

Natural Gas
- 34,000 BTU per denatured gallon of ethanol
- 24,000 BTU/gal with DWGS

Electrical
- 0.75 Kw per denatured gallon per hour

Emissions compliance
- Guaranteed

Distillers Grains
- 338,000 tons per year @ 12% moisture

Process Water Discharge
- Zero gallons under normal operation

ICM stands behind SIRE's operating performance with a comprehensive process guarantee

In addition, ICM has "fixed" the remaining cost of SIRE's steam system

ICM the energy of innovation

Competitive Advantage #3
High Energy Savings Potential

- Partnership with Mid-American Energy will provide SIRE with steam at over a 50% discount vs. natural gas futures through 2011
- After fixed price contract expires, steam prices are indexed using coal and electricity
- As US based natural gas wells become more difficult to drill, there could be significant upward pressure on natural gas prices
- Crude oil prices support outlook for elevated natural gas and volatile price swings
- SIRE's stream system coupled with natural gas backup creates superior flexibility with second largest COGS line item

Energy Cost Outlook vs. Natural Gas Competitors is Competitive

1) NYMEX Henry Hub Futures as of April 2, 2008. Steam estimate held constant for illustration.
Note: this does not include any delivery costs, commissions, fees or hedging charges for natural gas competitor.

SIRE vs. Natural Gas Competitor

			Per Gal Comparison	
			SIRE	Competitor
(1)	Ethanol Net Revenue	$ 2.10 per gal	$ 2.10	$ 2.10
(2)	Corn Cost[1]	$ 5.50 per bu	(1.96)	(1.96)
(3)	DDGS Revenue[1]	30.0% of corn	0.59	0.59
(4)	Crush Margin /gal		$ 0.73	$ 0.73
(5)	Energy Cost[2]	$ 9.00 nat gas	$ (0.17)	$ (0.31)
(6)	Other Variable Cost[1]	$ 0.22 per gal	(0.22)	(0.22)
(7)	G&A[1]	$ 0.03 per gal	(0.03)	(0.03)
(8)	EBITDA / gal		$ 0.31	$ 0.17
(9)	Energy Cost Savings ($ per Gal)		$ 0.14	
(10)	SIRE EBITDA vs. Competitor (%per gal)		83.3%	
(11)	SIRE EBITDA vs. Competitor ($ increase)		$ 15.49	

Equal Crush Margin

$0.14/gal Favorable EBITDA for SIRE

= $15.5M more cash flow

SIRE has opportunity for $0.14 per gallon savings vs. competitor using natural gas

(1) ethanol revenue, corn cost (2.8 yield), DDGS revenue (30% of corn COGS/gal), Variable COGS and G&A cost are held constant for illustration purposes only
(2) $9.00 for comparison purposes only. SIRE assumed to have 30 days of natural gas demand per 350 day operating year. Includes monthly demand charge for steam.
(3) Assumptions for illustration purposes only.

Competitive Advantage #4
Platform Built for Growth

- SIRE's investment in both natural gas boilers and a steam system infrastructure will create long-term operational efficiencies, profitability and optionality

- Some of these investments include:
  - Natural Gas & Process Steam – Partnership with Mid-American Energy creates potential for significant natural gas savings from fixed process steam pricing while providing energy source optionality for the long-term
  - Rail – Unit train capability coupled with strategic location near five major railroads will provide advantageous transportation pricing
  - Process Design – ICM is both an equity partner and service provider; ICM is the leading ethanol plant engineering firm in the world
  - Blending & Storage – Potential for relationship with NCRA at blending terminal could further enhance net back economics and risk management
  - Water – With access to three major water options including the Missouri River, a city water line and well water, SIRE is well positioned to obtain adequate water at minimal cost

SIRE Growth Opportunities

With significant forethought given to profitability and growth, SIRE management has identified the following key growth prospects:

Infrastructure for Tomorrow

- Original process footprint designed for 220MGY
- Combination of MidAmerican steam and natural gas boiler system is sufficient to run plant at 220MGY
- Process area has been graded for expansion
- Substation will accommodate 2x capacity
- Ethanol storage tank area graded to accommodate 2 additional tanks
- Design footprint designates area for future installation of fractionation technology
- 55 acres South of rail loop available for future development

Land

- Sufficient acreage to expand into new technologies

Water

- Missouri River aquifer verified to sustain 3 MGD (@110 MGY production plant will use <1 MGD)

Transportation

- Double loop track capacity sufficient for 220MGY without investing additional capital

Optimization

- ICM partnership provides a depth of experience in ethanol process and technology, positioning SIRE for further asset optimization and technological improvements

Pipeline System

- Connectivity to neighboring tank farm for ethanol blending could enhance ethanol net-back pricing (with or without expansion)

Driving success.

Agenda

Conclusions

- Fixed design & build cost of $118mm ($1.07 per gallon) with additional firm contract pricing on steam system, water treatment and nearly all site development work
- Aggregate EPC cost under $2.00/gallon is very attractive relative to current market
- Advanced stage construction = less development time and reduced project risk
- Plant performance backed by ICM process guarantee
- FNIB scouring market for best capital partner
- Management and Board of Directors bring significant ethanol and agribusiness experience to SIRE
- Steam system can yield annual cost savings near $0.14/gallon (vs. competitor using $9.00 natural gas)
- Strategic location near blending terminals creates opportunity for local sales with minimal transportation costs
- Platform for expansion to 200MGY creates further opportunity to leverage cost structure and logistical advantages
- Bunge's commodity cycle management and logistical expertise behind SIRE risk management program
- Substantial investments from major ethanol and agribusiness companies provides management with additional resources via Bunge NA and ICM

Agenda

First National Investment Banking and its affiliates do not make specific recommendations, provide investment advice or determine the suitability of any security, or the use of any strategy or that any course of action or strategy is suitable for you. This presentation is for informational purposes only and shall not constitute an offer of securities or a commitment to service, nor is it a solicitation in any jurisdiction where we are not authorized to do business.

This presentation contains forward-looking statements. For important risk factors and other factors that may cause actual results to be materially different, please see SIRE's Form 10, on file with the SEC and posted on SIRE's website.